PIMCO Equity Series VIT

Supplement Dated October 22, 2015 to the Administrative Class Prospectus,

Advisor Class Prospectus and Institutional Class Prospectus (each dated April 30, 2015), each as supplemented (each, a “Prospectus”), and the Statement of Additional Information

dated April 30, 2015, as supplemented (the “SAI”)

Disclosure Related to the PIMCO Global Dividend Portfolio (the “Portfolio”)

Effective immediately, the Portfolio is managed by Brad Kinkelaar. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Portfolio’s Portfolio Summary in each Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Portfolio. The Portfolio’s portfolio is managed by Brad Kinkelaar. Mr. Kinkelaar is an Executive Vice President of PIMCO, and he has managed the Portfolio since May 2015.

In addition, effective immediately, disclosure concerning the portfolio manager of the Portfolio in the table in the “Management of the Portfolio—Individual Portfolio Manager” section of each Prospectus is deleted and replaced with the following:

Portfolio Manager	Since	Recent Professional Experience
Brad Kinkelaar	5/15

Executive Vice President, PIMCO. Mr. Kinkelaar joined PIMCO in 2011 and is a global equity portfolio manager. Prior to joining PIMCO, he was managing director and global equity portfolio manager at Thornburg Investment Management, where he spent nine years.

In addition, effective immediately, corresponding changes are made in the SAI to the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed.”

In addition, effective immediately, corresponding changes are made in the SAI to the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership.”

Investors Should Retain This Supplement for Future Reference

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